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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                       Securities and Exchange Act of 1934

       Date of Report (Date of Earliest event reported) November 14, 2000

                             Hydrogiene Corporation
             (Exact Name of Registrant as Specified in its Charter)

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
             Florida                                 0-26417                             91-1853701
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
  (State or other jurisdiction              Commission File                            (IRS Employer
   of incorporation)                               No.                               Identification No.)

12335 World Trade Drive                      San Diego, CA                                 92128
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 (Address of principal executive offices)                                               (Zip Code)
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Registrant's telephone number, including area code:     (858) 675-8033



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          (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 14, 2000 the Hydrogiene Corporation ("Hydrogiene" or the "Company") informed Weinberg & Company, P.A., Independent Public Accountants ("Weinberg") that it is dismissing Weinberg as the Company's principal independent public accountants. The decision to dismiss Weinberg was recommended and approved by the Company's Board of Directors.

         None of the reports of Weinberg on the Company's audited financial statements for the year ended December 31, 1999 and the unaudited financial statements for the interim periods ended March 31, 2000 and June 30, 2000 contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for the year ended December 31, 1999 and the compilation of the Company's financial statements for the interim periods through June 30, 2000, there have been no disagreements with Weinberg on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Weinberg would have caused Weinberg to make references to the reports on the Company's financial statements for the year ended December 31, 1999 or the interim periods through June 30, 2000, and none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred during such period with respect to the Company or Weinberg.

ITEM 7.  FINANCIALS STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         16.1* Letter from Weinberg & Company, P.A. stating Weinberg's concurrence with the foregoing disclosures is included as
                  Exhibit 16.1 to this Form 8-K report


         Exhibit No.    Description
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         16.1*    Letter from Weinberg & Company, P.A., regarding Weinberg's concurrence with the foregoing disclosure between Weinberg and the Company.


*        To be filed by amendment.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  HYDROGIENE CORPORATION



                                  By:  /s/ John Bailey
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                                           John Bailey
                                           Chief Executive Officer & Director


                                     Date: November 15, 2000